                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


 CASE NAME: TRANSAMERICAN REFINING CORPORATION    PETITION DATE: APRIL 20, 1999


                                                     CASE NUMBER:  99-21552-C-11

            MONTHLY OPERATING REPORT SUMMARY FOR MONTH MAY YEAR 1999

=====================================================
              MONTH                              5/99
-----------------------------------------------------
REVENUES  (MOR-6)                                  --
-----------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       (458,319)
-----------------------------------------------------
NET INCOME (LOSS) (MOR-6)                 (16,353,751)
-----------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                      --
-----------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                  --
-----------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                        --
=====================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***


-------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                       EXP.
    SEE ATTACHED SCHEDULE                       DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )  ___-___-___
LIABILITY                  YES( X ) NO(  )  ___-___-___
VEHICLE                    YES( X ) NO(  )  ___-___-___
WORKER'S                   YES( X ) NO(  )  ___-___-___
OTHER_________________     YES(   ) NO(  )  ___-___-___
-------------------------------------------------------

-------------------------------------------------------
ATTORNEY NAME: Pete Holzer
               ----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
         ----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX  78471
                  -------------------------------------
TELEPHONE:(361) 884-5678
          ---------------------------------------------
-------------------------------------------------------

                                                              CHECK ONE
Are all accounts receivable being collected within terms?  YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms?
YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                            ----

--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X) If so, describe
                              --------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current?  YES (X) NO ( )
What is the status of your Plan of Reorganization? PENDING
                                                   -----------------------------

--------------------------------------------------------------------------------

          I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

          SIGNED /s/ ED DONAHUE
                 ---------------------------------------------------------------
                                   (ORIGINAL SIGNATURE)

          TITLE  VICE PRESIDENT
                 ---------------------------------------------------------------


MOR-1

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER:   99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

=====================================================================================
                                                       FILING DATE*           MONTH
ASSETS                                                   4/20/99              5/99
-------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------
 CASH (1)                                               16,207,124         16,122,286
-------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                                  335,785            335,785
-------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                             --                 --
-------------------------------------------------------------------------------------
 PREPAID EXPENSES (2)                                      768,722            456,667
-------------------------------------------------------------------------------------
  INVESTMENTS                                                   --                 --
-------------------------------------------------------------------------------------
  OTHER                                                         --                 --
-------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    17,311,631         16,914,738
=====================================================================================
PROPERTY, PLANT&EQUIP, @ COST                                   --                 --
-------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                                   --                 --
-------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                                        --                 --
-------------------------------------------------------------------------------------
OTHER ASSETS:
-------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                              --                 --
-------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS (3)                        1,112,871,975      1,112,871,975
-------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                                2,782,795          2,782,795
-------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (4)                           25,743,676         25,309,646
-------------------------------------------------------------------------------------
      TOTAL ASSETS                                   1,158,710,077      1,157,879,154
=====================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

CASE NAME: TRANSAMERICAN REFINING CORPORATION         CASE NUMBER: 99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

============================================================================================
LIABILITIES & OWNER'S                                      FILING DATE*            MONTH
EQUITY                                                        4/20/99              5/99
--------------------------------------------------------------------------------------------
 LIABILITIES:
--------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)                                --                   --
--------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
--------------------------------------------------------------------------------------------
      Notes Payable-Secured (5)                             899,176,694          914,699,522
--------------------------------------------------------------------------------------------
      Priority Debt                                                  --                   --
--------------------------------------------------------------------------------------------
      Federal Income Tax                                             --                   --
--------------------------------------------------------------------------------------------
      FICA/Withholding                                               --                   --
--------------------------------------------------------------------------------------------
      Unsecured Debt (6)                                    192,867,039          192,867,039
--------------------------------------------------------------------------------------------
      Other                                                  17,504,403           17,504,403
--------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES                          1,109,548,136        1,125,070,964
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,109,548,136        1,125,070,964
============================================================================================
OWNERS'S EQUITY (DEFICIT):
--------------------------------------------------------------------------------------------
  PREFERRED STOCK                                                    --                   --
--------------------------------------------------------------------------------------------
  COMMON STOCK                                                  300,000              300,000
--------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                                  597,023,521          597,023,521
--------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date                             (548,161,580)        (548,161,580)
--------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date                                  --          (16,353,751)
--------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)                             49,161,941           32,808,190
============================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY                        1,158,710,077        1,157,879,154
============================================================================================

                     *Per Schedules and Statement of Affairs

MOR-3

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER: 99-21552-C-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                      MONTH
                                                      5/99
--------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE
--------------------------------------------------------------
 TAX PAYABLE:                                          --
--------------------------------------------------------------
   FEDERAL PAYROLL TAXES                               --
--------------------------------------------------------------
   STATE PAYROLL & SALES                               --
--------------------------------------------------------------
   AD VALOREM TAXES                                    --
--------------------------------------------------------------
   OTHER TAXES                                         --
--------------------------------------------------------------
 TOTAL TAXES PAYABLE                                   --
--------------------------------------------------------------
 SECURED DEBT POST-PETITION                            --
--------------------------------------------------------------
 ACCRUED INTEREST PAYABLE                              --
--------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                            --
--------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:                            --
--------------------------------------------------------------
   1.                                                  --
--------------------------------------------------------------
   2.                                                  --
--------------------------------------------------------------
   3.                                                  --
--------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                --
==============================================================

   *PAYMENT REQUIRES COURT APPROVAL.


MOR-4

CASE NAME: TRANSAMERICAN REFINING CORPORATION    CASE NUMBER: 99-21552-C-11



                       AGING OF POST-PETITION LIABILITIES
                                 MONTH MAY 1999

===================================================================================================
DAYS           TOTAL    TRADE ACCTS     FED TAXES    STATE TAXES        AD-VALOREM,     OTHER
                                                                       OTHER TAXES
===================================================================================================
0-30            --
---------------------------------------------------------------------------------------------------
31-60           --
---------------------------------------------------------------------------------------------------
61-90           --
---------------------------------------------------------------------------------------------------
91+             --
---------------------------------------------------------------------------------------------------
TOTAL           --
===================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

=======================================================
          MONTH                                   5/99
=======================================================
    0-30 DAYS                                        --
-------------------------------------------------------
   31-60 DAYS                                   335,785
-------------------------------------------------------
   61-90 DAYS                                        --
-------------------------------------------------------
   91+ DAYS                                          --
-------------------------------------------------------
   TOTAL                                        335,785
=======================================================


MOR-5

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11

                           STATEMENT OF INCOME (LOSS)

==========================================================================
             MONTH                       4/20/99 -         FILING TO DATE
                                         5/31/99
==========================================================================
REVENUES   (MOR-1)                            --                    --
--------------------------------------------------------------------------
TOTAL COST OF REVENUES                        --                    --
--------------------------------------------------------------------------
GROSS PROFIT                                  --                    --
==========================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------
      Selling & Marketing                     --                    --
--------------------------------------------------------------------------
      General & Administrative           146,263               146,263
--------------------------------------------------------------------------
      Insiders Compensation                   --                    --
--------------------------------------------------------------------------
      Professional Fees                       --                    --
--------------------------------------------------------------------------
      Other (attach  list)                    --                    --
--------------------------------------------------------------------------
      Franchise Taxes                    312,056               312,056
--------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                 458,319               458,319
==========================================================================
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (458,319)             (458,319)
--------------------------------------------------------------------------
INTEREST EXPENSE                      15,956,858            15,956,858
--------------------------------------------------------------------------
DEPRECIATION                                  --                    --
--------------------------------------------------------------------------
OTHER (INCOME) EXPENSE*  -  INTEREST     (61,426)              (61,426)
--------------------------------------------------------------------------
OTHER ITEMS**                                 --                    --
--------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER ITEMS         15,895,432            15,895,432
==========================================================================
NET INCOME BEFORE TAXES              (16,353,751)          (16,353,751)
--------------------------------------------------------------------------
FEDERAL INCOME TAXES                          --                    --
==========================================================================
NET INCOME (LOSS)  (MOR-1)           (16,353,751)          (16,353,751)
==========================================================================

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11


==============================================================================================
CASH RECEIPTS AND DISBURSEMENTS                                MONTH                FILING TO
                                                               5/99                   DATE
----------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                               16,207,123             16,207,123
==============================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------
  2. CASH SALES                                                      --                     --
----------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                               --                     --
----------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)                                  --                     --
----------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                                  --                     --
----------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                     61,546                 61,546
----------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                   61,546                 61,546
----------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*                 --                     --
==============================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                     --                     --
----------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                              --                     --
----------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                                   --                     --
----------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                       --                     --
----------------------------------------------------------------------------------------------
 11. UTILITIES                                                       --                     --
----------------------------------------------------------------------------------------------
 12. INSURANCE                                                       --                     --
----------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                             --                     --
----------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                                --                     --
----------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                          --                     --
----------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                                --                     --
----------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                        14                     14
----------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS                  138,369                138,369
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                             138,383                138,383
==============================================================================================
 19. PROFESSIONAL FEES                                            8,000                  8,000
----------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                                               --                     --
----------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --                     --
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               8,000                  8,000
==============================================================================================
 22. NET CASH FLOW                                              (84,837)               (84,837)
----------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                             16,122,286             16,122,286
==============================================================================================

                      *Applies to Individual debtors only.


MOR-7

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF MAY 1999


====================================================================================================================================
BANK NAME                            Firstar            Firstar             Firstar             First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                   21-00-002-5031303  21-00-002-5031305    21-00-002-5031307       9572000081
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Feedstock         Disbursement    Interest Accumulation  Warrant Fractions   Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                               1              41,688               1,023               5,174              47,886
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      1              41,688               1,023               5,174              47,886
====================================================================================================================================
BEGINNING CASH - PER BOOKS                 1              41,688                 862               5,174              47,725
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  --                  --                 161                  --                 161
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                   --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                    1              41,688               1,023               5,174              47,886
====================================================================================================================================



MOR-8A

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF MAY 1999


====================================================================================================================================
BANK NAME                               First Union        First Union           First Union     First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9572831237         9572831479            9576000402       9576000411
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        Escrowed Interest   Escrowed Interest        Collateral     Defeasance Trust    Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                            14,064,912           2,007,699              28                 428             16,073,067
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   14,064,912           2,007,699              28                 428             16,073,067
====================================================================================================================================
BEGINNING CASH - PER BOOKS              14,011,569           2,000,001              28                 428             16,012,026
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                    53,343               7,698              --                  --                 61,041
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                 14,064,912           2,007,699              28                 428             16,073,067
====================================================================================================================================



MOR-8B

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF MAY 1999


====================================================================================================================================
BANK NAME                                 First Union        First Union          Fleet                 Fleet
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                            9576000395          9576830694        0001665170           007697-5341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                           Defeasance Trust       Collateral        Money Market          Operating      Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                21,421                3,759              27,023                  --             52,203
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                   --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                   --                  --            (138,369)          (138,369)
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       21,421                3,759              27,023            (138,369)           (86,166)
====================================================================================================================================
BEGINNING CASH - PER BOOKS                  29,313                3,731              26,820                  --             59,864
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                       108                   28                 203                  --                339
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                   --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR
MFR-2                                           --                   --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                  (8,000)                  --                  --            (138,369)          (146,369)
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     21,421                3,759              27,023            (138,369)           (86,166)
====================================================================================================================================


MOR-8C

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF MAY 1999


====================================================================================================================================
BANK NAME                                  Fleet               Fleet               Fleet              Hibernia
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           935728-5230        936480-8298          941584-6439         9001112341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Master             Savings             Product              Imprest       Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                               7,227               1,770               29,666               4,430               43,093
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                            --                  --                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            --                  --                   --                (910)                (910)
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      7,227               1,770               29,666               3,520               42,183
====================================================================================================================================
BEGINNING CASH - PER BOOKS                 7,227               1,779               29,666               3,520               42,192
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                      --                   5                   --                  --                    5
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                    --                  --                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                    --                 (14)                  --                  --                  (14)
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                    7,227               1,770               29,666               3,520               42,183
====================================================================================================================================


MOR-8D

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF MAY 1999


===================================================================================================================================
BANK NAME                                 Sterling
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           0130002216
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Payroll                                                Total This Page   Total All Pages
-----------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                45,561                                                      45,561           16,261,810
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            (245)                                                       (245)            (139,524)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       45,316                   --                  --             45,316           16,122,286
====================================================================================================================================
BEGINNING CASH - PER BOOKS                  45,316                                                      45,316           16,207,123
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        --                                                          --               61,546
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                                                          --             (146,383)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     45,316                   --                  --             45,316           16,122,286
===================================================================================================================================

MOR-8E

CASE NAME: TRANSAMERICAN REFINING CORPORATION      CASE NUMBER:  99-21552 C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

================================================================================
                                                              MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                   5/99
================================================================================
1.                 NONE
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.
--------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          --
================================================================================


================================================================================
                 PROFESSIONALS                                MONTH
                NAME/ORDER DATE                               5/99
================================================================================
1.                 NONE
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.
--------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                     --
================================================================================


MOR-9

                       TRANSAMERICAN REFINING CORPORATION
                                  99-21552-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                    MAY 1999



1. TransAmerican Refining Corporation's (the "Company") cash balance as reflected in its Schedules has been adjusted in the Monthly Operating Report ("MOR") for certain reconciling items.

2. Unamortized franchise taxes as of April 20, 1999 and May 31, 1999 are classified as "Prepaid Expenses" in the Company's MOR.

3. The Company's investment in TCR Holding Corporation was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiary is reflected in the MOR at cost.

4. Unamortized debt issue costs as of April 20, 1999 and May 31, 1999 are classified as "Other Assets" in the Company's MOR.

5. The balance of the Company's secured note payable to TransAmerican Energy Corporation was reflected in its Schedules at the fully accreted balance of $920.0 million. The balance of this note payable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 under the caption "Notes Payable-Secured."

6. The balance of the Company's subordinated notes was reflected in its Schedules at their fully accreted balance of $200.0 million. The balance of these notes are reflected in the Company's MOR at their accreted balance as of the petition date.

                 CASE NAME: TRANSAMERICAN REFINING CORPORATION

                           CASE NUMBER: 99-21552-C-11

                         PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                  MAY 31, 1999


                                                               EXPIRATION
                TYPE OF INSURANCE                                 DATE
----------------------------------------------------     ---------------------
             CASUALTY AND LIABILITY
             ----------------------
Automobile Liability (Texas)                                  May 01, 2000
Workers' Compensation and Employer's Liability                May 01, 2000
Maritime Employer's Liability                                 May 24, 2000
Primary General Liability                                   January 01, 2000
Excess Liability                                            January 01, 2000
Commercial Crime                                            February 01, 2000
Directors and Officers Liability                             March 23, 2000
Directors and Officers Excess                                March 23, 2000